Exhibit 99.2

Wessex House, 5th Floor 45 Reid Street Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: John C.R. Hele Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information

as of December 31, 2011

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.  All information in this financial supplement has been adjusted to reflect the three-for-one share split effected in May 2011. In addition, the Company has reclassified the presentation of certain prior period information to conform to the current period presentation.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Comprehensive Income	4
	d.	Consolidated Statements of Changes in Shareholders’ Equity	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loan Investments	17
	e.	Eurozone Investments	18

V.	Other
	a.	Comments on Regulation G	19
	b.	Operating Income Reconciliation	20
	c.	Share Repurchase Activity	21
	d.	Annualized Operating Return on Average Common Equity	22
	e.	Capital Structure	23

Arch Capital Group Ltd. and Subsidiaries
Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2011	2010	Change	2011	2010	Change

Gross premiums written	$699,662	$664,212	5.3%	$3,436,456	$3,266,787	5.2%

Net premiums written	$511,124	$482,911	5.8%	$2,673,326	$2,511,040	6.5%

Net premiums earned	$673,192	$632,146	6.5%	$2,631,815	$2,552,483	3.1%

Underwriting income	$67,046	$48,356	38.7%	$44,654	$195,004	(77.1)%

Net investment income	$80,467	$90,601	(11.2)%	$338,198	$364,878	(7.3)%
Per diluted share	$0.59	$0.60	(1.7)%	$2.45	$2.32	5.6%

Net income available to common shareholders	$136,811	$227,651	(39.9)%	$410,514	$816,744	(49.7)%
Per diluted share	$1.00	$1.51	(33.8)%	$2.97	$5.18	(42.7)%

After-tax operating income available to common shareholders (1)	$126,831	$129,489	(2.1)%	$303,577	$491,074	(38.2)%
Per diluted share	$0.92	$0.86	7.0%	$2.20	$3.12	(29.5)%

Comprehensive income	$150,619	$50,245	199.8%	$385,778	$908,565	(57.5)%

Cash flow from operations	$109,641	$144,513	(24.1)%	$866,112	$802,074	8.0%

Diluted weighted average common shares and common share equivalents outstanding	137,473,670	150,306,429	(8.5)%	138,289,702	157,565,157	(12.2)%

			% Point			% Point
			Change			Change
Underwriting ratios:
Loss ratio	56.2%	58.1%	(1.9)	65.6%	59.5%	6.1
Acquisition expense ratio	18.2%	16.5%	1.7	17.5%	17.2%	0.3
Other operating expense ratio	15.7%	18.1%	(2.4)	15.2%	15.8%	(0.6)
Combined ratio	90.1%	92.7%	(2.6)	98.3%	92.5%	5.8

Financial measures:

Growth in book value per common share	2.7%	0.8%	1.9	6.8%	23.2%	(16.4)

Annualized operating return on average common equity	12.0%	12.1%	(0.1)	7.2%	12.0%	(4.8)

Total return on investments (2)
Including effects of foreign exchange	0.82%	(0.07)%	89 bps	3.81%	7.00%	-319 bps
Excluding effects of foreign exchange	0.95%	(0.04)%	99 bps	4.10%	7.26%	-316 bps

(1) See page 19, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011	2010

Gross premiums written	$699,662	$860,289	$911,939	$964,566	$664,212	$831,788	$817,100	$953,687	$718,712	$3,436,456	$3,266,787
Net premiums written	511,124	691,381	706,543	764,278	482,911	636,117	624,258	767,754	519,087	2,673,326	2,511,040

Net premiums earned	673,192	$682,049	$642,879	$633,695	$632,146	$627,409	$623,011	$669,917	$708,538	$2,631,815	$2,552,483
Fee income	982	848	784	815	2,814	874	883	794	894	3,429	5,365
Losses and loss adjustment expenses	(378,067)	(423,984)	(431,622)	(493,880)	(367,326)	(359,193)	(363,145)	(428,051)	(410,360)	(1,727,553)	(1,517,715)
Acquisition expenses, net	(123,339)	(120,205)	(110,639)	(108,754)	(104,824)	(111,279)	(107,475)	(117,624)	(120,549)	(462,937)	(441,202)
Other operating expenses	(105,722)	(99,818)	(99,166)	(95,394)	(114,454)	(97,325)	(91,030)	(101,118)	(99,305)	(400,100)	(403,927)
Underwriting income (loss)	67,046	38,890	2,236	(63,518)	48,356	60,486	62,244	23,918	79,218	44,654	195,004

Net investment income	80,467	82,753	86,671	88,307	90,601	90,768	90,537	92,972	93,551	338,198	364,878
Net realized gains	14,542	30,199	45,210	20,695	74,027	68,828	62,114	47,782	89,901	110,646	252,751
Net impairment losses recognized in earnings	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(9,062)	(11,321)
Equity in net income (loss) of investment funds accounted for using the equity method	(14,702)	(30,549)	5,973	29,673	22,990	9,708	(348)	29,050	32,391	(9,605)	61,400
Other income (loss)	(4,848)	2,432	(4,265)	4,567	6,165	1,840	4,528	5,978	5,428	(2,114)	18,511
Other expenses	(6,777)	(6,180)	(11,397)	(7,026)	(6,881)	(5,796)	(10,503)	(5,688)	(6,680)	(31,380)	(28,868)
Interest expense	(8,087)	(8,125)	(7,758)	(7,721)	(7,460)	(7,371)	(7,916)	(7,260)	(7,015)	(31,691)	(30,007)
Net foreign exchange gains (losses)	12,613	60,040	(18,375)	(36,912)	6,039	(65,157)	48,625	38,601	9,051	17,366	28,108
Income before income taxes	138,295	166,721	96,611	25,385	230,607	151,231	244,871	223,747	291,352	427,012	850,456
Income tax benefit (expense)	4,977	2,267	1,731	371	3,505	(3,200)	(1,420)	(6,753)	(195)	9,346	(7,868)

Net income	143,272	168,988	98,342	25,756	234,112	148,031	243,451	216,994	291,157	436,358	842,588
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net income available to common shareholders	$136,811	$162,527	$91,881	$19,295	$227,651	$141,570	$236,990	$210,533	$284,696	$410,514	$816,744

Underwriting Ratios
Loss ratio	56.2%	62.2%	67.1%	77.9%	58.1%	57.3%	58.3%	63.9%	57.9%	65.6%	59.5%
Acquisition expense ratio	18.2%	17.5%	17.1%	17.0%	16.5%	17.6%	17.1%	17.4%	16.9%	17.5%	17.2%
Other operating expense ratio	15.7%	14.6%	15.4%	15.1%	18.1%	15.5%	14.6%	15.1%	14.0%	15.2%	15.8%
Combined ratio	90.1%	94.3%	99.6%	110.0%	92.7%	90.4%	90.0%	96.4%	88.8%	98.3%	92.5%

Net premiums written to gross premiums written	73.1%	80.4%	77.5%	79.2%	72.7%	76.5%	76.4%	80.5%	72.2%	77.8%	76.9%

Net income per common share
Basic	$1.03	$1.24	$0.70	$0.14	$1.59	$0.96	$1.55	$1.32	$1.65	$3.10	$5.43
Diluted	$1.00	$1.19	$0.67	$0.14	$1.51	$0.92	$1.48	$1.26	$1.58	$2.97	$5.18

Weighted average common shares and common share equivalents outstanding
Basic	132,612,528	131,560,851	131,232,269	133,499,241	143,320,146	146,993,373	152,962,620	159,117,078	172,139,922	132,221,970	150,545,148
Diluted	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	166,541,481	179,732,001	138,289,702	157,565,157

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,375,604	$9,529,834	$9,247,002	$8,916,017	$8,957,859	$9,692,852	$9,326,574	$9,202,122	$9,306,482
Short-term investments available for sale, at fair value	904,219	799,662	704,495	1,130,142	915,841	780,671	554,304	669,798	571,489
Investment of funds received under securities lending, at fair value (1)	48,419	44,553	145,224	9,951	69,660	200,020	209,635	177,954	91,160
Equity securities available for sale, at fair value	299,584	273,213	320,434	361,639	310,194	79,805	38,879	41,537	249
Other investments available for sale, at fair value	238,111	229,974	299,845	293,073	275,538	229,488	211,241	125,262	58,751
Investments accounted for using the fair value option	366,903	319,381	321,790	256,614	219,173	175,841	140,541	147,471	139,787
TALF investments, at fair value	387,702	392,455	399,341	400,970	402,449	410,881	407,469	406,997	250,265
Investments accounted for using the equity method	380,507	383,543	399,968	449,206	508,334	500,737	474,971	467,597	468,667
Total investments	12,001,049	11,972,615	11,838,099	11,817,612	11,659,048	12,070,295	11,363,614	11,238,738	10,886,850

Cash	351,699	369,895	411,001	406,877	362,740	365,997	341,469	338,708	334,571
Accrued investment income	70,739	71,264	71,083	69,057	74,837	79,180	72,102	74,214	70,673
Investment in joint venture	107,576	107,642	105,982	105,495	105,698	104,347	103,540	102,946	102,855
Fixed maturities and short-term investments pledged under securities lending, at fair value	56,393	72,399	150,501	198,418	75,575	203,221	214,564	184,221	212,820
Securities purchased under agreements to resell using funds received under securities lending (1)	—	20,032	—	185,176	—	—	—	—	115,839
Premiums receivable	501,563	606,963	712,397	633,144	503,434	662,634	706,503	699,385	595,030
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,851,584	1,840,191	1,855,342	1,772,130	1,763,985	1,715,122	1,721,059	1,711,307	1,720,270
Contractholder receivables	748,231	732,270	702,423	672,296	660,546	635,682	609,476	579,238	543,144
Prepaid reinsurance premiums	265,696	267,846	278,587	259,624	263,448	267,240	256,952	250,841	277,985
Deferred acquisition costs, net	279,109	306,810	310,616	302,271	277,861	297,250	293,982	298,371	280,372
Receivable for securities sold	462,891	1,067,188	733,931	749,708	56,145	1,329,508	1,084,122	1,427,085	187,171
Other assets	445,239	475,553	505,816	506,747	475,911	446,669	465,553	478,176	469,844
Total Assets	$17,141,769	$17,910,668	$17,675,778	$17,678,555	$16,279,228	$18,177,145	$17,232,936	$17,383,230	$15,797,424

Liabilities
Reserve for losses and loss adjustment expenses	$8,456,210	$8,523,522	$8,564,908	$8,319,324	$8,098,454	$8,054,677	$7,940,104	$7,898,162	$7,873,412
Unearned premiums	1,411,872	1,578,419	1,589,497	1,504,162	1,370,075	1,524,100	1,492,550	1,495,265	1,433,331
Reinsurance balances payable	133,866	123,815	154,860	131,512	132,452	130,274	128,723	114,254	156,500
Contractholder payables	748,231	732,270	702,423	672,296	660,546	635,682	609,476	579,238	543,144
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	125,000	125,000	100,000	100,000
TALF borrowings, at fair value	310,486	314,137	318,441	322,222	325,770	331,797	336,213	346,746	217,565
Securities lending payable	58,546	74,696	155,072	203,925	78,021	209,411	219,796	189,024	219,116
Payable for securities purchased	480,230	1,161,591	838,787	1,266,390	200,192	1,649,462	1,192,181	1,429,529	136,381
Other liabilities	513,842	527,847	510,521	533,189	500,715	498,832	490,890	552,255	494,626
Total Liabilities	12,513,283	13,436,297	13,234,509	13,353,020	11,766,225	13,459,235	12,834,933	13,004,473	11,474,075

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares - Series A and B	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	549	544	541	535	534	531	529	527	548
Additional paid-in capital	161,419	150,882	142,001	120,109	110,325	100,640	83,828	95,926	253,466
Retained earnings	4,833,067	4,696,256	4,533,729	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809
Accumulated other comprehensive income, net of deferred income tax	153,923	146,576	263,584	225,405	204,503	388,370	173,231	140,962	138,526
Common shares held in treasury, at cost	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—
Total Shareholders’ Equity	4,628,486	4,474,371	4,441,269	4,325,535	4,513,003	4,717,910	4,398,003	4,378,757	4,323,349
Total Liabilities and Shareholders’ Equity	$17,141,769	$17,910,668	$17,675,778	$17,678,555	$16,279,228	$18,177,145	$17,232,936	$17,383,230	$15,797,424

Common shares outstanding, net of treasury shares (2)	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710	158,129,802	164,285,034

Book value per common share	$32.03	$31.20	$31.00	$30.34	$29.99	$29.75	$27.36	$25.64	$24.34

(1) The Company’s collateral received under securities lending agreements is reinvested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending , at fair value”) and (ii) collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements”).

(2) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011	2010

Comprehensive Income
Net income	$143,272	$168,988	$98,342	$25,756	$234,112	$148,031	$243,451	$216,994	$291,157	$436,358	$842,588
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	40,476	(71,861)	84,862	40,370	(141,807)	264,609	71,087	42,847	(8,954)	93,847	236,736
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(1,485)	(2,440)	(285)	(578)	(111)	(603)	(308)	(730)	(353)	(4,788)	(1,752)
Reclassification of net realized gains, net of income taxes, included in net income	(29,785)	(30,707)	(47,682)	(20,176)	(43,414)	(56,299)	(32,611)	(37,607)	(74,886)	(128,350)	(169,931)
Foreign currency translation adjustments	(1,859)	(12,000)	1,284	1,286	1,465	7,432	(5,899)	(2,074)	939	(11,289)	924
Other comprehensive income (loss)	7,347	(117,008)	38,179	20,902	(183,867)	215,139	32,269	2,436	(83,254)	(50,580)	65,977
Comprehensive Income	$150,619	$51,980	$136,521	$46,658	$50,245	$363,170	$275,720	$219,430	$207,903	$385,778	$908,565

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011	2010

Non-Cumulative Preferred Shares - Series A and B
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	544	541	535	534	531	529	527	548	595	534	548
Common shares issued, net	5	3	6	1	3	2	7	4	4	15	16
Purchases of common shares under share repurchase program	—	—	—	—	—	—	(5)	(25)	(51)	—	(30)
Balance at end of period	549	544	541	535	534	531	529	527	548	549	534

Additional Paid-in Capital
Balance at beginning of period	150,882	142,001	120,109	110,325	100,640	83,828	95,926	253,466	592,334	110,325	253,466
Common shares issued, net	1,857	(2)	3,904	8	1,334	283	3,275	14	1,173	5,767	4,906
Exercise of stock options	2,926	3,007	2,245	4,127	2,716	10,486	7,964	16,700	12,380	12,305	37,866
Common shares retired	0	—	—	—	—	—	(36,212)	(181,350)	(358,611)	—	(217,562)
Amortization of share-based compensation	5,700	5,781	13,877	5,628	5,615	6,074	12,280	7,096	6,199	30,986	31,065
Other	54	95	1,866	21	20	(31)	595	—	(9)	2,036	584
Balance at end of period	161,419	150,882	142,001	120,109	110,325	100,640	83,828	95,926	253,466	161,419	110,325

Retained Earnings
Balance at beginning of period	4,696,256	4,533,729	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	4,422,553	3,605,809
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net income	143,272	168,988	98,342	25,756	234,112	148,031	243,451	216,994	291,157	436,358	842,588
Balance at end of period	4,833,067	4,696,256	4,533,729	4,441,848	4,422,553	4,194,902	4,053,332	3,816,342	3,605,809	4,833,067	4,422,553

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	146,576	263,584	225,405	204,503	388,370	173,231	140,962	138,526	221,780	204,503	138,526
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	10,691	(102,568)	37,180	20,194	(185,221)	208,310	38,476	5,240	(83,840)	(34,503)	66,805
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(1,485)	(2,440)	(285)	(578)	(111)	(603)	(308)	(730)	(353)	(4,788)	(1,752)
Foreign currency translation adjustments, net of deferred income tax	(1,859)	(12,000)	1,284	1,286	1,465	7,432	(5,899)	(2,074)	939	(11,289)	924
Balance at end of period	153,923	146,576	263,584	225,405	204,503	388,370	173,231	140,962	138,526	153,923	204,503

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—	—	(549,912)	—
Shares repurchased for treasury	(585)	(21,301)	(36,224)	(237,450)	(258,379)	(53,616)	(237,917)	—	—	(295,560)	(549,912)
Balance at end of period	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—	(845,472)	(549,912)

Total Shareholders’ Equity	$4,628,486	$4,474,371	$4,441,269	$4,325,535	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,628,486	$4,513,003

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011	2010

Operating Activities
Net income	$143,272	$168,988	$98,342	$25,756	$234,112	$148,031	$243,451	$216,994	$291,157	$436,358	$842,588
Adjustments to reconcile net income to net cash
provided by operating activities:
Net realized gains	(12,940)	(29,615)	(48,886)	(22,481)	(78,261)	(72,534)	(62,406)	(49,483)	(70,680)	(113,922)	(262,684)
Net impairment losses included in earnings	1,959	2,739	1,684	2,680	3,230	2,075	4,410	1,606	4,493	9,062	11,321
Equity in net income or loss of investment funds accounted for using the equity method and other income	20,776	31,734	18,945	(355)	(26,110)	(11,545)	(3,368)	(15,012)	(37,819)	71,100	(56,035)
Share-based compensation	5,700	5,781	13,877	5,628	5,615	6,074	12,280	7,096	6,199	30,986	31,065
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	(59,998)	48,397	130,746	155,477	3,546	49,420	71,357	91,247	50,992	274,622	215,570
Unearned premiums, net of prepaid reinsurance premiums	(162,490)	9,919	63,987	130,136	(149,242)	9,024	236	96,645	(188,951)	41,552	(43,337)
Premiums receivable	106,818	82,200	(77,556)	(118,688)	157,034	63,197	(20,280)	(116,571)	99,023	(7,226)	83,380
Deferred acquisition costs, net	27,245	1,115	(7,743)	(22,518)	18,910	47	2,038	(19,655)	23,636	(1,901)	1,340
Reinsurance balances payable	8,896	(19,368)	23,109	(7,122)	3,277	(4,853)	19,267	(36,669)	(1,467)	5,515	(18,978)
Other liabilities	30,620	5,925	(26,613)	33,366	(47,339)	23,914	(57,219)	41,448	(26,439)	43,298	(39,196)
Other items, net	(217)	2,109	32,075	42,701	19,741	54,574	(4,252)	(33,023)	33,839	76,668	37,040
Net Cash Provided By Operating Activities	109,641	309,924	221,967	224,580	144,513	267,424	205,514	184,623	183,983	866,112	802,074

Investing Activities
Purchases of:
Fixed maturity investments	(3,758,854)	(2,729,874)	(4,235,140)	(3,151,767)	(2,434,319)	(5,018,619)	(4,885,606)	(4,597,713)	(5,221,819)	(13,875,635)	(16,936,257)
Equity securities	(69,962)	(94,115)	(159,157)	(89,790)	(226,677)	(65,155)	(21,727)	(52,283)	(35,470)	(413,024)	(365,842)
Other investments	(220,048)	(166,449)	(114,588)	(92,777)	(147,127)	(92,955)	(150,631)	(132,819)	(184,598)	(593,862)	(523,532)
Proceeds from the sales of:
Fixed maturity investments	3,542,629	2,299,627	3,323,456	3,232,541	2,670,332	4,872,668	4,668,666	4,443,108	5,054,102	12,398,253	16,654,774
Equity securities	58,386	111,467	147,334	52,316	14,522	19,151	25,043	11,725	35,097	369,503	70,441
Other investments	147,243	191,767	119,780	84,967	133,211	68,843	87,536	89,510	200,912	543,757	379,100
Proceeds from redemptions and maturities of fixed maturities	296,408	200,671	283,512	253,898	266,044	226,889	244,312	212,625	146,480	1,034,489	949,870
Net (purchases) sales of short-term investments	(114,854)	(123,211)	459,091	(223,415)	(129,794)	(205,411)	96,239	(102,921)	129,070	(2,389)	(341,887)
Change in investment of securities lending collateral	16,150	80,376	48,853	(125,904)	131,389	10,385	(30,772)	30,092	406,590	19,475	141,094
Purchases of furniture, equipment and other	(3,461)	(3,178)	(4,266)	(8,082)	(1,553)	(2,251)	(6,057)	(1,803)	(3,897)	(18,987)	(11,664)
Net Cash Provided By (Used For) Investing Activities	(106,363)	(232,919)	(131,125)	(68,013)	276,028	(186,455)	27,003	(100,479)	526,467	(538,420)	16,097

Financing Activities
Purchases of common shares under share repurchase program	(3)	(20,833)	(29,552)	(237,173)	(258,150)	(53,398)	(269,054)	(181,272)	(358,656)	(287,561)	(761,874)
Proceeds from common shares issued, net	3,245	1,609	(1,397)	2,875	4,693	8,586	3,779	10,591	9,194	6,332	27,649
Proceeds from borrowings	—	—	—	—	—	—	50,000	214,526	—	—	264,526
Repayments of borrowings	(3,513)	(4,225)	(3,919)	(3,695)	(31,072)	(5,646)	(34,022)	(86,317)	(1,103)	(15,352)	(157,057)
Change in securities lending collateral	(16,150)	(80,376)	(48,853)	125,904	(131,389)	(10,385)	30,772	(30,092)	(406,590)	(19,475)	(141,094)
Other	766	818	2,467	714	(893)	1,593	2,296	5,061	4,816	4,765	8,057
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net Cash Used For Financing Activities	(22,116)	(109,468)	(87,715)	(117,836)	(423,272)	(65,711)	(222,690)	(73,964)	(758,800)	(337,135)	(785,637)

Effects of exchange rate changes on foreign currency cash	642	(8,643)	997	5,406	(526)	9,270	(7,066)	(6,043)	(2,228)	(1,598)	(4,365)

Increase (decrease) in cash	(18,196)	(41,106)	4,124	44,137	(3,257)	24,528	2,761	4,137	(50,578)	(11,041)	28,169
Cash beginning of period	369,895	411,001	406,877	362,740	365,997	341,469	338,708	334,571	385,149	362,740	334,571
Cash end of period	$351,699	$369,895	$411,001	$406,877	$362,740	$365,997	341,469	$338,708	$334,571	$351,699	$362,740

Income taxes paid (received), net	$(7,724)	$3,662	$2,296	$3,670	$3,140	$1,928	$1,430	$704	$5,021	$1,904	$7,202
Interest paid	$13,047	$2,177	$13,084	$2,191	$12,831	$1,832	$13,437	$1,785	$12,556	$30,499	$29,885

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional, casualty clash and other business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended December 31, 2011 and 2010

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	December 31, 2011			December 31, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$540,617	$161,904	$699,662	$527,783	$139,015	$664,212
Net premiums written	360,739	150,385	511,124	351,841	131,070	482,911

Net premiums earned	$422,667	$250,525	$673,192	$404,275	$227,871	$632,146
Fee income	729	253	982	761	2,053	2,814
Losses and loss adjustment expenses	(282,769)	(95,298)	(378,067)	(264,848)	(102,478)	(367,326)
Acquisition expenses, net	(73,975)	(49,364)	(123,339)	(63,102)	(41,722)	(104,824)
Other operating expenses	(78,221)	(27,501)	(105,722)	(82,879)	(31,575)	(114,454)
Underwriting income (loss)	$(11,569)	$78,615	67,046	$(5,793)	$54,149	48,356

Net investment income			80,467			90,601
Net realized gains			14,542			74,027
Net impairment losses recognized in earnings			(1,959)			(3,230)
Equity in net income (loss) of investment funds accounted for using the equity method			(14,702)			22,990
Other income (loss)			(4,848)			6,165
Other expenses			(6,777)			(6,881)
Interest expense			(8,087)			(7,460)
Net foreign exchange gains			12,613			6,039
Income before income taxes			138,295			230,607
Income tax benefit			4,977			3,505

Net income			143,272			234,112
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$136,811			$227,651

Underwriting Ratios
Loss ratio	66.9%	38.0%	56.2%	65.5%	45.0%	58.1%
Acquisition expense ratio (2)	17.3%	19.7%	18.2%	15.4%	18.3%	16.5%
Other operating expense ratio	18.5%	11.0%	15.7%	20.5%	13.9%	18.1%
Combined ratio	102.7%	68.7%	90.1%	101.4%	77.2%	92.7%

Net premiums written to gross premiums written	66.7%	92.9%	73.1%	66.7%	94.3%	72.7%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Year Ended December 31, 2011 and 2010

(U.S. dollars in thousands)

	Year Ended			Year Ended
	December 31, 2011			December 31, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$2,444,485	$998,520	$3,436,456	$2,402,202	$874,957	$3,266,787
Net premiums written	1,721,279	952,047	2,673,326	1,658,963	852,077	2,511,040

Net premiums earned	$1,679,047	$952,768	$2,631,815	$1,651,106	$901,377	$2,552,483
Fee income	2,870	559	3,429	3,252	2,113	5,365
Losses and loss adjustment expenses	(1,172,742)	(554,811)	(1,727,553)	(1,117,564)	(400,151)	(1,517,715)
Acquisition expenses, net	(278,696)	(184,241)	(462,937)	(263,201)	(178,001)	(441,202)
Other operating expenses	(306,801)	(93,299)	(400,100)	(312,404)	(91,523)	(403,927)
Underwriting income (loss)	$(76,322)	$120,976	44,654	$(38,811)	$233,815	195,004

Net investment income			338,198			364,878
Net realized gains			110,646			252,751
Net impairment losses recognized in earnings			(9,062)			(11,321)
Equity in net income (loss) of investment funds accounted for using the equity method			(9,605)			61,400
Other income (loss)			(2,114)			18,511
Other expenses			(31,380)			(28,868)
Interest expense			(31,691)			(30,007)
Net foreign exchange gains			17,366			28,108
Income before income taxes			427,012			850,456
Income tax benefit (expense)			9,346			(7,868)

Net income			436,358			842,588
Preferred dividends			(25,844)			(25,844)
Net income available to common shareholders			$410,514			$816,744

Underwriting Ratios
Loss ratio	69.8%	58.2%	65.6%	67.7%	44.4%	59.5%
Acquisition expense ratio (2)	16.4%	19.3%	17.5%	15.7%	19.7%	17.2%
Other operating expense ratio	18.3%	9.8%	15.2%	18.9%	10.2%	15.8%
Combined ratio	104.5%	87.3%	98.3%	102.3%	74.3%	92.5%

Net premiums written to gross premiums written	70.4%	95.3%	77.8%	69.1%	97.4%	76.9%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2011		2010		2011		2010
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$41,244	11.4	$44,258	12.6	$335,589	19.5	$321,529	19.4
Programs	62,874	17.4	60,969	17.3	297,985	17.3	273,076	16.5
Professional liability	54,085	15.0	51,559	14.7	237,860	13.8	268,176	16.2
Executive assurance	59,035	16.4	54,448	15.5	231,405	13.4	219,458	13.2
National accounts	19,110	5.3	14,024	4.0	80,973	4.7	67,925	4.1
Construction	22,912	6.4	20,014	5.7	120,405	7.0	112,827	6.8
Casualty	28,599	7.9	27,389	7.8	114,235	6.6	107,962	6.5
Travel and accident	13,751	3.8	14,486	4.1	71,940	4.2	71,237	4.3
Lenders products	21,543	6.0	30,942	8.8	86,694	5.0	92,921	5.6
Healthcare	9,303	2.6	10,290	2.9	35,652	2.1	37,508	2.3
Surety	12,734	3.5	7,918	2.3	42,475	2.5	34,149	2.1
Other (1)	15,549	4.3	15,544	4.3	66,066	3.9	52,195	3.0
Total	$360,739	100.0	$351,841	100.0	$1,721,279	100.0	$1,658,963	100.0

Net premiums earned
Property, energy, marine and aviation	$79,979	18.9	$77,811	19.2	$322,510	19.2	$335,967	20.3
Programs	75,085	17.8	69,462	17.2	287,598	17.1	272,406	16.5
Professional liability	62,467	14.8	63,152	15.6	252,037	15.0	264,603	16.0
Executive assurance	56,782	13.4	55,270	13.7	228,623	13.6	218,135	13.2
National accounts	20,572	4.9	17,360	4.3	79,542	4.7	74,538	4.5
Construction	28,569	6.8	26,837	6.6	112,764	6.7	109,394	6.6
Casualty	28,093	6.6	25,893	6.4	111,654	6.6	109,613	6.6
Travel and accident	15,840	3.7	15,705	3.9	69,945	4.2	66,791	4.0
Lenders products	18,796	4.4	19,617	4.9	75,291	4.5	71,170	4.3
Healthcare	8,825	2.1	9,701	2.4	35,906	2.1	39,722	2.4
Surety	11,847	2.8	9,810	2.4	41,119	2.4	37,967	2.3
Other (1)	15,812	3.8	13,657	3.4	62,058	3.9	50,800	3.3
Total	$422,667	100.0	$404,275	100.0	$1,679,047	100.0	$1,651,106	100.0

Net premiums written by client location
United States	$265,586	73.6	$260,226	74.0	$1,208,007	70.2	$1,183,238	71.3
Europe	48,820	13.5	44,565	12.7	273,578	15.9	272,348	16.4
Other	46,333	12.9	47,050	13.3	239,694	13.9	203,377	12.3
Total	$360,739	100.0	$351,841	100.0	$1,721,279	100.0	$1,658,963	100.0

Net premiums written by underwriting location
United States	$254,463	70.5	$248,197	70.5	$1,153,835	67.0	$1,133,173	68.3
Europe	78,323	21.7	78,732	22.4	463,855	26.9	436,483	26.3
Other	27,953	7.8	24,912	7.1	103,589	6.1	89,307	5.4
Total	$360,739	100.0	$351,841	100.0	$1,721,279	100.0	$1,658,963	100.0

(1) Includes excess workers’ compensation and employer’s liability business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011	2010

Gross premiums written	$540,617	$634,280	$635,005	$634,583	$527,783	$624,490	$616,353	$633,576	$563,087	$2,444,485	$2,402,202
Net premiums written	360,739	472,986	438,263	449,291	351,841	431,361	422,837	452,924	369,704	1,721,279	1,658,963

Net premiums earned	$422,667	$437,970	$410,819	$407,591	$404,275	$411,881	$405,473	$429,477	$426,649	$1,679,047	$1,651,106
Fee income	729	661	702	778	761	864	874	753	883	2,870	3,252
Losses and loss adjustment expenses	(282,769)	(290,608)	(301,642)	(297,723)	(264,848)	(265,411)	(275,294)	(312,011)	(278,746)	(1,172,742)	(1,117,564)
Acquisition expenses, net	(73,975)	(76,763)	(66,543)	(61,415)	(63,102)	(67,309)	(65,359)	(67,431)	(60,926)	(278,696)	(263,201)
Other operating expenses	(78,221)	(77,078)	(76,765)	(74,737)	(82,879)	(77,078)	(71,727)	(80,720)	(75,144)	(306,801)	(312,404)
Underwriting income (loss)	$(11,569)	$(5,818)	$(33,429)	$(25,506)	$(5,793)	$2,947	$(6,033)	$(29,932)	$12,716	$(76,322)	$(38,811)

Underwriting Ratios
Loss ratio	66.9%	66.4%	73.4%	73.0%	65.5%	64.4%	67.9%	72.6%	65.3%	69.8%	67.7%
Acquisition expense ratio (1)	17.3%	17.4%	16.0%	14.9%	15.4%	16.1%	15.9%	15.5%	14.1%	16.4%	15.7%
Other operating expense ratio	18.5%	17.6%	18.7%	18.3%	20.5%	18.7%	17.7%	18.8%	17.6%	18.3%	18.9%
Combined ratio	102.7%	101.4%	108.1%	106.2%	101.4%	99.2%	101.5%	106.9%	97.0%	104.5%	102.3%

Net premiums written
Property, energy, marine and aviation	$41,244	$114,631	$103,296	$76,418	$44,258	$88,412	$88,194	$100,665	$42,811	$335,589	$321,529
Programs	62,874	79,086	81,629	74,396	60,969	68,264	73,345	70,498	60,685	297,985	273,076
Professional liability	54,085	66,484	57,906	59,385	51,559	78,873	70,626	67,118	64,385	237,860	268,176
Executive assurance	59,035	62,328	53,974	56,068	54,448	51,503	52,514	60,993	58,561	231,405	219,458
National accounts	19,110	17,275	4,397	40,191	14,024	19,215	3,877	30,809	16,553	80,973	67,925
Construction	22,912	23,576	42,408	31,509	20,014	20,245	44,276	28,292	20,227	120,405	112,827
Casualty	28,599	30,563	24,939	30,134	27,389	28,493	26,617	25,463	23,037	114,235	107,962
Travel and accident	13,751	17,404	19,284	21,501	14,486	19,673	15,272	21,806	15,528	71,940	71,237
Lenders products	21,543	22,551	21,526	21,074	30,942	23,452	22,208	16,319	34,150	86,694	92,921
Healthcare	9,303	8,810	8,422	9,117	10,290	8,705	9,989	8,524	10,610	35,652	37,508
Surety	12,734	10,389	9,618	9,734	7,918	11,128	7,012	8,091	10,716	42,475	34,149
Other (2)	15,549	19,889	10,864	19,764	15,544	13,398	8,907	14,346	12,441	66,066	52,195
Total	$360,739	$472,986	$438,263	$449,291	$351,841	$431,361	$422,837	$452,924	$369,704	$1,721,279	$1,658,963

Net premiums earned
Property, energy, marine and aviation	$79,979	$92,288	$76,644	$73,599	$77,811	$82,301	$80,818	$95,037	$91,549	$322,510	$335,967
Programs	75,085	73,561	71,934	67,018	69,462	68,404	68,381	66,159	67,672	287,598	272,406
Professional liability	62,467	64,403	57,767	67,400	63,152	69,900	63,642	67,909	64,987	252,037	264,603
Executive assurance	56,782	56,783	60,488	54,570	55,270	51,675	54,958	56,232	56,764	228,623	218,135
National accounts	20,572	19,642	18,166	21,162	17,360	18,595	16,810	21,773	19,606	79,542	74,538
Construction	28,569	28,590	27,214	28,391	26,837	25,664	27,982	28,911	31,491	112,764	109,394
Casualty	28,093	30,305	24,829	28,427	25,893	27,503	28,148	28,069	27,198	111,654	109,613
Travel and accident	15,840	19,051	19,455	15,599	15,705	17,418	17,590	16,078	16,580	69,945	66,791
Lenders products	18,796	18,293	19,966	18,236	19,617	17,593	17,153	16,807	17,201	75,291	71,170
Healthcare	8,825	9,340	9,089	8,652	9,701	9,738	10,340	9,943	9,886	35,906	39,722
Surety	11,847	10,091	9,402	9,779	9,810	9,876	8,023	10,258	11,448	41,119	37,967
Other (2)	15,812	15,623	15,865	14,758	13,657	13,214	11,628	12,301	12,268	62,058	50,800
Total	$422,667	$437,970	$410,819	$407,591	$404,275	$411,881	$405,473	$429,477	$426,649	$1,679,047	$1,651,106

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation and employers liability business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2011		2010		2011		2010
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$34,968	23.3	$32,274	24.6	$181,957	19.1	$186,774	21.9
Property excluding property catastrophe (2)	36,430	24.2	46,835	35.7	226,013	23.7	249,791	29.3
Other specialty	48,555	32.3	27,008	20.6	211,019	22.2	131,158	15.4
Property catastrophe	11,636	7.7	3,529	2.7	246,793	25.9	202,989	23.8
Marine and aviation	16,130	10.7	21,303	16.3	77,309	8.1	77,063	9.0
Other	2,666	1.8	121	0.1	8,956	1.0	4,302	0.6
Total	$150,385	100.0	$131,070	100.0	$952,047	100.0	$852,077	100.0

Net premiums earned
Casualty (1)	$47,317	18.9	$48,609	21.3	$196,370	20.6	$231,338	25.7
Property excluding property catastrophe (2)	60,607	24.2	70,744	31.0	243,702	25.6	282,163	31.3
Other specialty	60,891	24.3	30,296	13.3	189,093	19.8	95,611	10.6
Property catastrophe	62,408	24.9	54,768	24.0	238,748	25.1	215,148	23.9
Marine and aviation	17,361	6.9	22,445	9.8	77,819	8.2	72,886	8.1
Other	1,941	0.8	1,009	0.6	7,036	0.7	4,231	0.4
Total	$250,525	100.0	$227,871	100.0	$952,768	100.0	$901,377	100.0

Net premiums written
Pro rata	$105,909	70.4	$103,124	78.7	$416,321	43.7	$411,962	48.3
Excess of loss	44,476	29.6	27,946	21.3	535,726	56.3	440,115	51.7
Total	$150,385	100.0	$131,070	100.0	$952,047	100.0	$852,077	100.0

Net premiums earned
Pro rata	$114,600	45.7	$112,589	49.4	$435,311	45.7	$449,532	49.9
Excess of loss	135,925	54.3	115,282	50.6	517,457	54.3	451,845	50.1
Total	$250,525	100.0	$227,871	100.0	$952,768	100.0	$901,377	100.0

Net premiums written by client location
United States	$60,860	40.5	$63,690	48.6	$512,319	53.8	$496,947	58.3
Europe	34,835	23.2	29,436	22.5	250,809	26.3	195,006	22.9
Bermuda	16,054	10.7	13,490	10.3	60,246	6.3	75,517	8.9
Other	38,636	25.6	24,454	18.6	128,673	13.6	84,607	9.9
Total	$150,385	100.0	$131,070	100.0	$952,047	100.0	$852,077	100.0

Net premiums written by underwriting location
Bermuda	$82,087	54.6	$63,955	48.8	$531,254	55.8	$461,890	54.2
United States	55,394	36.8	57,435	43.8	323,731	34.0	307,639	36.1
Other	12,904	8.6	9,680	7.4	97,062	10.2	82,548	9.7
Total	$150,385	100.0	$131,070	100.0	$952,047	100.0	$852,077	100.0

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011	2010

Gross premiums written	$161,904	$227,837	$277,766	$331,013	$139,015	$208,770	$203,695	$323,477	$159,229	$998,520	$874,957
Net premiums written	150,385	218,395	268,280	314,987	131,070	204,756	201,421	314,830	149,383	952,047	852,077

Net premiums earned	$250,525	$244,079	$232,060	$226,104	$227,871	$215,528	$217,538	$240,440	$281,889	$952,768	$901,377
Fee income	253	187	82	37	2,053	10	9	41	11	559	2,113
Losses and loss adjustment expenses	(95,298)	(133,376)	(129,980)	(196,157)	(102,478)	(93,782)	(87,851)	(116,040)	(131,614)	(554,811)	(400,151)
Acquisition expenses, net	(49,364)	(43,442)	(44,096)	(47,339)	(41,722)	(43,970)	(42,116)	(50,193)	(59,623)	(184,241)	(178,001)
Other operating expenses	(27,501)	(22,740)	(22,401)	(20,657)	(31,575)	(20,247)	(19,303)	(20,398)	(24,161)	(93,299)	(91,523)
Underwriting income (loss)	$78,615	$44,708	$35,665	$(38,012)	$54,149	$57,539	$68,277	$53,850	$66,502	$120,976	$233,815

Underwriting Ratios
Loss ratio	38.0%	54.6%	56.0%	86.8%	45.0%	43.5%	40.4%	48.3%	46.7%	58.2%	44.4%
Acquisition expense ratio	19.7%	17.8%	19.0%	20.9%	18.3%	20.4%	19.4%	20.9%	21.2%	19.3%	19.7%
Other operating expense ratio	11.0%	9.3%	9.7%	9.1%	13.9%	9.4%	8.9%	8.5%	8.6%	9.8%	10.2%
Combined ratio	68.7%	81.7%	84.7%	116.8%	77.2%	73.3%	68.7%	77.7%	76.5%	87.3%	74.3%

Net premiums written
Casualty (1)	$34,968	$34,873	$40,755	$71,361	$32,274	$38,276	$43,642	$72,582	$68,693	$181,957	$186,774
Property excluding property catastrophe (2)	36,430	64,495	53,938	71,150	46,835	70,149	57,880	74,927	49,413	226,013	249,791
Other specialty	48,555	40,882	43,937	77,645	27,008	30,468	18,920	54,762	10,578	211,019	131,158
Property catastrophe	11,636	59,961	108,235	66,961	3,529	40,255	70,403	88,802	3,022	246,793	202,989
Marine and aviation	16,130	17,037	19,978	24,164	21,303	24,913	9,609	21,238	17,576	77,309	77,063
Other	2,666	1,147	1,437	3,706	121	695	967	2,519	101	8,956	4,302
Total	$150,385	$218,395	$268,280	$314,987	$131,070	$204,756	$201,421	$314,830	$149,383	$952,047	$852,077

Net premiums earned
Casualty (1)	$47,317	$49,066	$51,493	$48,494	$48,609	$52,792	$59,501	$70,436	$86,193	$196,370	$231,338
Property excluding property catastrophe (2)	60,607	62,565	57,524	63,006	70,744	66,438	65,742	79,239	94,716	243,702	282,163
Other specialty	60,891	48,722	40,511	38,969	30,296	25,254	22,292	17,769	24,085	189,093	95,611
Property catastrophe	62,408	64,910	59,788	51,642	54,768	54,206	52,301	53,873	56,937	238,748	215,148
Marine and aviation	17,361	17,739	21,093	21,626	22,445	16,106	16,263	18,072	18,882	77,819	72,886
Other	1,941	1,077	1,651	2,367	1,009	732	1,439	1,051	1,076	7,036	4,231
Total	$250,525	$244,079	$232,060	$226,104	$227,871	$215,528	$217,538	$240,440	$281,889	$952,768	$901,377

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	December 31,		September 30,		June 30,		March 31,		December 31,
	2011		2011		2011		2011		2010
Investable assets:
Fixed maturities available for sale, at fair value	$9,375,604	76%	$9,529,834	78%	$9,247,002	77%	$8,916,017	76%	$8,957,859	76%
Fixed maturities, at fair value (1)	147,779	1%	122,866	1%	102,897	1%	117,391	1%	124,969	1%
Fixed maturities pledged under securities lending agreements, at fair value (2)	56,393	1%	72,399	1%	150,501	1%	161,888	1%	75,575	1%
Total fixed maturities	9,579,776	78%	9,725,099	80%	9,500,400	79%	9,195,296	78%	9,158,403	78%
Short-term investments available for sale, at fair value	904,219	7%	799,662	6%	704,495	6%	1,130,142	10%	915,841	8%
Short-term investments pledged under securities lending agreements, at fair value (2)	—	0%	—	0%	—	0%	36,530	0%	—	0%
Cash	351,699	3%	369,895	3%	411,001	3%	406,877	3%	362,740	3%
Equity securities available for sale, at fair value	299,584	2%	273,213	2%	320,434	3%	361,639	3%	310,194	3%
Equity securities, at fair value (1)	87,403	1%	100,719	1%	152,844	1%	100,117	1%	94,204	1%
Other investments available for sale, at fair value	238,111	2%	229,974	2%	299,845	2%	293,073	2%	275,538	2%
Other investments, at fair value (1)	131,721	1%	95,796	1%	66,049	1%	39,106	0%	—	—
TALF investments, at fair value (3)	387,702	3%	392,455	3%	399,341	3%	400,970	3%	402,449	3%
Investments accounted for using the equity method	380,507	3%	383,543	3%	399,968	3%	449,206	4%	508,334	4%
Securities sold but not yet purchased	(27,178)	0%	(46,526)	0%	(51,626)	0%	(41,863)	0%	(41,143)	(1)%
Securities transactions entered into but not settled at the balance sheet date	(17,339)	0%	(94,403)	(1)%	(104,856)	(1)%	(516,682)	(4)%	(144,047)	(1)%
Total investable assets	$12,316,205	100%	$12,229,427	100%	$12,097,895	100%	$11,854,411	100%	$11,842,513	100%

Investment portfolio metrics (1):
Average effective duration (in years)	2.99		3.17		2.87		2.73		2.83
Average S&P/Moody’s credit ratings (4)	AA/Aa1		AA+/Aa1		AA+/Aa1		AA+/Aa1		AA+/Aa1
Imbedded book yield (before investment expenses)	2.98%		3.09%		3.23%		3.36%		3.52%

Credit quality distribution of total fixed maturities (5):
U.S. government and government agencies (6)	$3,154,480	33%	$2,968,250	30%	$2,880,650	30%	$2,628,362	29%	$2,712,187	29%
AAA	3,229,161	34%	3,453,116	36%	3,622,886	38%	3,806,887	41%	3,819,570	42%
AA	1,425,249	15%	1,531,869	16%	1,194,430	13%	1,043,463	11%	1,053,666	12%
A	884,957	9%	754,421	8%	765,831	8%	697,002	7%	605,483	7%
BBB	412,566	4%	555,023	6%	472,491	5%	425,913	5%	388,564	4%
BB	140,029	1%	151,665	1%	158,517	2%	154,537	2%	133,673	1%
B	165,003	2%	140,571	1%	241,538	2%	250,318	3%	242,479	3%
Lower than B	114,672	1%	106,775	1%	97,748	1%	100,409	1%	109,596	1%
Not rated	53,659	1%	63,409	1%	66,309	1%	88,405	1%	93,185	1%
Total fixed maturities, at fair value	$9,579,776	100%	$9,725,099	100%	$9,500,400	100%	$9,195,296	100%	$9,158,403	100%

(1)   Represents securities which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(2)   In securities lending transactions, the Company receives collateral in excess of the fair value of the fixed maturities and short-term investments pledged under securities lending. This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.

(3)   The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at fair value.

(4)   Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard and Poors (“S&P”) and Moody’s Investors Service (“Moody’s”).

(5)   For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

(6)   Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at December 31, 2011:

		Gross	Gross	Net
	Fair	Unrealized	Unrealized	Unrealized	Amortized	Fair Value /
	Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,403,585	$69,334	$(28,448)	$40,886	$2,362,699	101.7%
Non-U.S. government-backed corporates	238,224	9,069	(1,474)	7,595	230,629	103.3%
FDIC guaranteed corporates	77,244	1,004	—	1,004	76,240	101.3%
U.S. government and government agencies	1,451,993	34,811	(3)	34,808	1,417,185	102.5%
Agency mortgage-backed securities	1,391,181	24,623	(1,023)	23,600	1,367,581	101.7%
Non-agency mortgage-backed securities	201,581	3,010	(22,203)	(19,193)	220,774	91.3%
Agency commercial mortgage-backed securities	311,306	9,055	(1,317)	7,738	303,568	102.5%
Non-agency commercial mortgage-backed securities	735,020	19,725	(1,587)	18,138	716,882	102.5%
Municipal bonds	1,430,565	77,977	(886)	77,091	1,353,474	105.7%
Non-U.S. government securities	762,321	33,486	(17,684)	15,802	746,519	102.1%
Asset-backed securities	576,757	14,649	(10,078)	4,571	572,186	100.8%
Total	$9,579,777	$296,743	$(84,703)	$212,040	$9,367,737	102.3%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at December 31, 2011, excluding guaranteed amounts:

	Estimated Fair Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$852,944	35.5%	6.9%
Industrials	1,089,074	45.3%	8.8%
Utilities	92,079	3.8%	0.7%
Foreign agencies	51,993	2.2%	0.4%
All other (1)	317,495	13.2%	2.6%
Total	$2,403,585	100.0%	19.5%

Credit quality distribution (3):
AAA	$623,473	25.9%	5.1%
AA	388,998	16.2%	3.2%
A	695,281	28.9%	5.6%
BBB	353,786	14.7%	2.9%
BB	132,992	5.5%	1.1%
B	142,424	5.9%	1.2%
Lower than B	18,726	0.8%	0.2%
Not rated	47,905	2.1%	0.4%
Total	$2,403,585	100.0%	19.5%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2011, excluding guaranteed amounts and covered bonds:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Fair Value	Class	Assets	Rating (2)

General Electric Co.	$40,019	1.7%	0.3%	AA+/Aa2
Abbey National Treasury Svcs	29,669	1.2%	0.2%	AA-/A1
Total SA	29,514	1.2%	0.2%	AA-/Aa1
National Australia Bank Limited	29,324	1.2%	0.2%	AA-/Aa2
Royal Dutch Shell PLC	28,636	1.2%	0.2%	AA/Aa1
Verizon Communications Inc.	26,017	1.1%	0.2%	A-/A3
JPMorgan Chase & Co.	25,848	1.1%	0.2%	A/Aa3
Berkshire Hathaway Inc.	25,759	1.1%	0.2%	A/A2
Australia & New Zealand Banking Group Ltd.	24,703	1.0%	0.2%	AA-/Aa3
Svenska Handelsbanken AB	21,130	0.9%	0.2%	AA-/Aa2
Total	$280,619	11.7%	2.3%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by S&P and Moody’s, respectively.

(3) For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at December 31, 2011, excluding amounts guaranteed by the U.S. government:

			Average	Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,475	AAA	$2,401	97.0%	0.0%
	2004	15,219	BBB	13,565	89.1%	0.1%
	2005	49,966	B-	42,922	85.9%	0.3%
	2006	30,522	CCC+	24,349	79.8%	0.2%
	2007	42,344	CCC	37,439	88.4%	0.3%
	2008	7,372	CCC	6,765	91.8%	0.1%
	2009 (6)	40,322	AAA	42,733	106.0%	0.3%
	2010 (6)	32,554	AAA	31,407	96.5%	0.3%
Total non-agency MBS		$220,774	BBB-	$201,581	91.3%	1.6%

Non-agency CMBS:	1998	$3,509	AAA	$3,561	101.5%	0.0%
	2002	35,186	AAA	35,322	100.4%	0.3%
	2003	41,487	AAA	42,674	102.9%	0.3%
	2004	29,297	AAA	29,279	99.9%	0.2%
	2005	48,934	AAA	48,988	100.1%	0.4%
	2006	5,576	A	5,517	98.9%	0.0%
	2007	77,536	AA	82,577	106.5%	0.7%
	2008	190	AA+	185	97.4%	0.0%
	2010	244,556	AAA	249,464	102.0%	2.0%
	2011	230,611	AAA	237,453	103.0%	1.9%
Total non-agency CMBS		$716,882	AAA	$735,020	102.5%	6.0%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	67	71	46
Wtd. average life (months) (2)	23	65	37
Wtd. average loan-to-value % (3)	70.2%	68.2%	66.3%
Total delinquencies (4)	17.9%	23.6%	4.2%
Current credit support % (5)	41.2%	10.2%	28.5%

(1)                    Loans defeased with government/agency obligations represented approximately 3% of the collateral underlying the Company’s CMBS holdings.

(2)                    The weighted average life for MBS is based on the interest rates in effect at December 31, 2011.  The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)                    The range of loan-to-values on MBS is 31% to 87%, while the range of loan-to-values on CMBS is 31% to 100%.

(4)                    Total delinquencies includes 60 days and over.

(5)                    Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)                    Primarily represents Re-REMICs issued in 2009 and 2010 with an average credit quality of “AAA” from Fitch Ratings.

The following table provides information on the Company’s asset-backed securities (ABS) December 31, 2011:

		Average	Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$216,439	AAA	$220,173	101.7%	1.8%
Autos (2)	162,059	AAA	161,148	99.4%	1.3%
U.K. securitized (3)	18,327	AAA	18,087	98.7%	0.1%
Student loans (4)	22,471	AA+	23,070	102.7%	0.2%
Rate reduction bonds (5)	67,263	AAA	70,036	104.1%	0.6%
Other	71,567	A+	70,881	99.0%	0.6%
	558,126	AA+	563,395	100.9%	4.6%

Home equity (6)	$3,026	AAA	$2,562	84.7%	0.0%
	31	A	30	96.8%	0.0%
	6,413	BBB to B	5,717	89.1%	0.0%
	4,412	CCC to C	4,970	112.6%	0.0%
	178	D	83	46.6%	0.0%
	14,060	BB-	13,362	95.0%	0.1%

Total ABS	$572,186	AA+	$576,757	100.8%	4.7%

The effective duration of the total ABS was 1.3 years at December 31, 2011.

(1)                    The weighted average credit support % on credit cards is 20.0%.

(2)                    The weighted average credit support % on autos is 28.3%.

(3)                    The weighted average credit support % on U.K. securitized is 18.5%.

(4)                    The weighted average credit support % on student loans is 7.9%.

(5)                    The weighted average credit support % on rate reduction bonds is 9.0%.

(6)                    The weighted average credit support % on home equity is 22.6%.

The Company’s investment portfolio included $40.1 million par in sub-prime securities at December 31, 2011, with an estimated market value of $15.4 million and an average credit quality of “BB+/Ba2”. Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $7.3 million estimated market value of sub-prime securities with an average credit quality of “CCC” from Standard & Poors and “Caa2” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at December 31, 2011:

	Fair	% of Asset	% of Investable
	Value	Class	Assets
Composition:
Investment funds accounted for using the equity method	$128,338	39.4%	1.0%
Corporate bonds	88,759	27.2%	0.7%
Other investments	108,908	33.4%	0.9%
Total	$326,005	100.0%	2.6%

Currency:
U.S.-denominated	$236,138	72.4%	1.9%
Euro-denominated	89,867	27.6%	0.7%
Total	$326,005	100.0%	2.6%

Sector:
Consumer cyclical	$71,629	22.0%	0.6%
Media	39,359	12.1%	0.3%
Industrials	38,245	11.7%	0.3%
Basic materials	32,454	10.0%	0.3%
Consumer non-cyclical	24,030	7.4%	0.2%
Utilities	19,675	6.0%	0.2%
All other	100,613	30.8%	0.8%
Total	$326,005	100.0%	2.6%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Eurozone Investments

(U.S. dollars in thousands)

Composition of Eurozone Fixed Maturities

The fair value of the Company’s Eurozone fixed maturities are as follows at December 31, 2011:

		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other (5)	Total
Country (1):
Germany	$170,512	$1,266	$4,294	$7,064	$18,334	$252	$201,722
Netherlands	10,177	32,966	45,440	30,180	5,742	19,940	144,445
France	3,040	3,415	29,683	69,610	4,870	8,836	119,454
Finland	83,772	232	—	—	—	—	84,004
Supranational (6)	83,193	—	—	—	—	—	83,193
Spain	3,220	3,239	193	12,847	6,596	206	26,301
Luxembourg	—	—	19,573	—	2,104	(26)	21,651
Italy	6,725	—	7,121	3,726	2,293	(143)	19,722
Belgium	1,936	—	—	—	—	—	1,936
Ireland	—	1,129	781	—	—	—	1,910
Portugal	—	—	614	—	—	—	614
Total	$362,575	$42,247	$107,699	$123,427	$39,939	$29,065	$704,952

(1) The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone fixed maturities from Austria, Cyprus, Estonia, Greece, Malta, Slovakia or Slovenia at December 31, 2011.

(2) Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3) Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4) Included in corporate bonds in the “Bank Loan Investments” table above.

(5) Includes long or (short) net equity positions and other.

(6) Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011	2010

After-tax operating income available to common shareholders	126,831	$107,409	$61,478	$7,859	$129,489	$130,672	$132,182	$98,731	$159,431	303,577	$491,074
Net realized gains, net of tax	13,464	28,458	44,799	21,585	71,821	68,611	61,119	45,503	88,592	108,306	247,054
Net impairment losses recognized in earnings, net of tax	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)	(4,493)	(9,062)	(11,321)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(14,702)	(30,549)	5,973	29,673	22,990	9,708	(348)	29,050	32,391	(9,605)	61,400
Net foreign exchange gains (losses), net of tax	13,177	59,948	(18,685)	(37,142)	6,581	(65,346)	48,447	38,855	8,775	17,298	28,537
Net income available to common shareholders	$136,811	$162,527	$91,881	$19,295	$227,651	$141,570	$236,990	$210,533	$284,696	$410,514	$816,744

Diluted per common share results:
After-tax operating income available to common shareholders	$0.92	$0.78	$0.45	$0.06	$0.86	$0.85	$0.83	$0.59	$0.89	$2.20	$3.12
Net realized gains, net of tax	0.10	0.21	0.32	0.15	0.48	0.45	0.38	0.27	0.49	0.78	1.56
Net impairment losses recognized in earnings, net of tax	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	(0.03)	(0.01)	(0.03)	(0.07)	(0.07)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(0.11)	(0.22)	0.04	0.21	0.15	0.06	0.00	0.18	0.18	(0.07)	0.39
Net foreign exchange gains (losses), net of tax	0.10	0.44	(0.13)	(0.26)	0.04	(0.43)	0.30	0.23	0.05	0.13	0.18
Net income available to common shareholders	$1.00	$1.19	$0.67	$0.14	$1.51	$0.92	$1.48	$1.26	$1.58	$2.97	$5.18

Weighted average common shares and common share equivalents outstanding — diluted	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	166,541,481	179,732,001	138,289,702	157,565,157

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended									Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011

Effect of share repurchases:
Aggregate cost of shares repurchased	$3	$20,833	$29,552	$237,173	$258,151	$53,398	$269,054	$181,272	$358,655	$2,558,033
Shares repurchased	100	655,772	881,961	8,062,383	8,679,051	2,043,195	10,932,681	7,589,739	15,444,813	104,758,218
Average price per share repurchased	$31.51	$31.77	$33.51	$29.42	$29.74	$26.13	$24.61	$23.88	$23.22	$24.42

Average book value per common share (1)	$31.61	$31.10	$30.67	$30.17	$29.87	$28.55	$26.50	$24.99	$23.75

Average repurchase price-to-book multiple	1.00x	1.02x	1.09x	0.98x	1.00x	0.92x	0.93x	0.96x	0.98x

Remaining share repurchase authorization (2)	$941,967

(1)   Equals average of beginning and ending book value per common share for each period presented.

(2)   Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2012.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2011	2010

After-tax operating income available to common shareholders	$126,831	$107,409	$61,478	$7,859	$129,489	$130,672	$132,182	$98,731	$159,431	$303,577	$491,074
Annualized after-tax operating income available to common shareholders (a)	$507,324	$429,636	$245,912	$31,436	$517,956	$522,688	$528,728	$394,924	$637,724	$303,577	$491,074

Beginning common shareholders’ equity	$4,149,371	$4,116,269	$4,000,535	$4,188,003	$4,392,910	$4,073,003	$4,053,757	$3,998,349	$4,135,822	$4,188,003	$3,998,349
Ending common shareholders’ equity	4,303,486	4,149,371	4,116,269	4,000,535	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349	4,303,486	4,188,003
Average common shareholders’ equity (b)	$4,226,429	$4,132,820	$4,058,402	$4,094,269	$4,290,457	$4,232,957	$4,063,380	$4,026,053	$4,067,086	$4,245,745	$4,093,176

Annualized operating return on average common equity (a)/(b)	12.0%	10.4%	6.1%	0.8%	12.1%	12.3%	13.0%	9.8%	15.7%	7.2%	12.0%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2009
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	125,000	125,000	100,000	100,000
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$425,000	$425,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,303,486	4,149,371	4,116,269	4,000,535	4,188,003	4,392,910	4,073,003	4,053,757	3,998,349
Total shareholders’ equity	$4,628,486	$4,474,371	$4,441,269	$4,325,535	$4,513,003	$4,717,910	$4,398,003	$4,378,757	$4,323,349

Total capital	$5,028,486	$4,874,371	$4,841,269	$4,725,535	$4,913,003	$5,142,910	$4,823,003	$4,778,757	$4,723,349

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (3)	310,486	314,137	318,441	322,222	325,770	331,797	336,213	346,746	217,565

Total capital and TALF non-recourse borrowings	$5,338,972	$5,188,508	$5,159,710	$5,047,757	$5,238,773	$5,474,707	$5,159,216	$5,125,503	$4,940,914

Common shares outstanding, net of treasury shares (b)	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710	158,129,802	164,285,034

Book value per common share (4) (a)/(b)	$32.03	$31.20	$31.00	$30.34	$29.99	$29.75	$27.36	$25.64	$24.34

Leverage ratios:
Senior notes/total capital	6.0%	6.2%	6.2%	6.3%	6.1%	5.8%	6.2%	6.3%	6.4%
Revolving credit agreement borrowings/total capital	2.0%	2.1%	2.1%	2.1%	2.0%	2.4%	2.6%	2.1%	2.1%
Debt/total capital	8.0%	8.2%	8.3%	8.5%	8.1%	8.3%	8.8%	8.4%	8.5%
Preferred/total capital	6.5%	6.7%	6.7%	6.9%	6.6%	6.3%	6.7%	6.8%	6.9%
Debt and preferred/total capital	14.4%	14.9%	15.0%	15.3%	14.8%	14.6%	15.6%	15.2%	15.3%

(1)         8,000,000 shares. ACGL has the right to redeem all or a portion of the shares at a redemption price of $25 per share.

(2)         5,000,000 shares. ACGL has the right to redeem all or a portion of the shares at a redemption price of $25 per share.

(3)         The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 13.3% and the ratio of debt and preferred to total capital would have been 19.4% at December 31, 2011.

(4)         Excludes the effects of stock options and restricted stock units outstanding.